EXHIBIT 10(a)

[Sutherland /*/ Asbill & /*/ Brennan LLP Letterhead]

April 19, 2002

Board of Directors
Protective Life and Annuity Insurance Company
2801 Highway 201 South
Birmingham, Alabama 35223

Directors:

        We hereby consent to the reference to our name under the caption "Legal Matters" in the statement of additional information filed as part of pre-effective amendment number 1 to the registration statement on Form N-4 (File No. 333-76952) filed by Protective Life and Annuity Insurance Company and Variable Annuity Account A of Protective Life with the Securities and Exchange Commission. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

Sincerely,
SUTHERLAND ASBILL & BRENNAN LLP
By:	/s/ David S. Goldstein David S. Goldstein